SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

PIMCO VARIABLE INSURANCE TRUST

PIMCO EQUITY SERIES VIT

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PIMCO VARIABLE INSURANCE TRUST

PIMCO EQUITY SERIES VIT

650 Newport Center Drive

Newport Beach, California 92660

October 10, 2024

Dear Variable Contract Owner:

On behalf of the Board of Trustees of PIMCO Variable Insurance Trust and PIMCO Equity Series VIT (each a “Trust” and collectively, the “Trusts”), I am pleased to invite you to a special meeting of shareholders (the “Meeting”) of each series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”), to be held at the VEA Newport Beach, 900 Newport Center Drive, Newport Beach, California 92660 on December 6, 2024 at 9:00 a.m., Pacific time.

Shares of the Portfolios are currently sold to segregated asset accounts (“Separate Accounts”) of insurance companies to serve as an investment medium for variable annuity contracts and variable life insurance policies (“Variable Contracts”). The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from owners of the Variable Contracts (“Variable Contract Owners”). At the Meeting, Variable Contract Owners of the Trusts will be asked to vote on the election of ten Trustees to the Board of Trustees of each Trust.

Your vote is important. After reviewing the proposal, the Board of Trustees unanimously recommends that you vote “FOR” the proposal. On behalf of the Board of Trustees, I ask you to review the proposal and vote. For more information about the proposal requiring your vote, please refer to the accompanying Proxy Statement.

No matter how many shares you hold, your timely vote is important. If you are not able to attend the Meeting, then please complete, sign, date and mail the enclosed proxy card(s) promptly in order to avoid the expense of additional mailings. If you have any questions regarding the Proxy Statement, please call (833) 876-4410.

Thank you in advance for your participation in this important event.

Sincerely,

PETER G. STRELOW
Peter G. Strelow
Chairman of the Board

PIMCO VARIABLE INSURANCE TRUST

PIMCO EQUITY SERIES VIT

650 Newport Center Drive

Newport Beach, California 92660

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held December 6, 2024

Dear Variable Contract Owner:

Notice is hereby given that a special meeting of shareholders of each series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”), will be held at the VEA Newport Beach, 900 Newport Center Drive, Newport Beach, California 92660 on December 6, 2024 at 9:00 a.m., Pacific time, or as adjourned from time to time (the “Meeting”).

The purpose of the Meeting is to consider and act upon a proposal to elect ten Trustees to the Board of Trustees and to transact such other business as may properly come before the Meeting or any adjournments thereof.

Shares of the Portfolios are currently sold to segregated asset accounts (“Separate Accounts”) of insurance companies to serve as an investment medium for variable annuity contracts and variable life insurance policies (“Variable Contracts”). The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from owners of the Variable Contracts (“Variable Contract Owners”). At the Meeting, Variable Contract Owners of the Trusts will be asked to vote on the election of ten Trustees to the Board of Trustees of each Trust.

After careful consideration, the Trustees of the Trusts unanimously approved the proposal and recommended that shareholders vote “FOR” the proposal.

The matters referenced above are discussed in detail in the Proxy Statement attached to this notice. The Board of Trustees has fixed the close of business on October 7, 2024 as the record date for determining shareholders entitled to notice of and to vote at the Meeting. Each share of each Portfolio is entitled to one vote with respect to the proposal, with fractional votes for fractional shares, if any.

Variable Contract Owners may attend the Meeting in person. Any Variable Contract Owner who does not expect to attend the Meeting is requested to complete, date and sign the enclosed proxy card, and return it in the envelope provided. You also have the opportunity to provide voting instructions via telephone or the internet. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact Sodali Fund Services at (833) 876-4410, Monday through Friday from 10:00 a.m. to 11:00 p.m., Eastern time and Saturday 12:00 p.m. to 5:00 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on December 6, 2024. This Notice of Special Meeting of Shareholders, the Proxy Statement and the form of proxy cards are available on the Internet at https://proxyvotinginfo.com/p/VIT2024. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Trustees

RYAN G. LESHAW
Ryan G. Leshaw, Secretary

October 10, 2024

PIMCO VARIABLE INSURANCE TRUST

PIMCO EQUITY SERIES VIT

650 Newport Center Drive

Newport Beach, California 92660

For proxy information call:

(833) 876-4410

For account information call:

(888) 877-4626

If a broker or other nominee holds your shares, you may contact the broker or nominee directly.

PROXY STATEMENT

Special Meeting of Shareholders

To be Held on December 6, 2024

This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board of Trustees” or the “Board”) of PIMCO Variable Insurance Trust, and PIMCO Equity Series VIT, each a Delaware statutory trust and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) (each a “Trust” and collectively, the “Trusts”) for use at a special meeting of shareholders of each series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) (the “Meeting”). The Meeting is scheduled to be held at the VEA Newport Beach, 900 Newport Center Drive, Newport Beach, California 92660 on December 6, 2024 at 9:00 a.m., Pacific time, or as adjourned from time to time. This Proxy Statement, Notice of Special Meeting and proxy card are first being mailed to shareholders on or about October 18, 2024. Exhibit A contains a list of the Portfolios participating in the Meeting.

The purpose of the Meeting is to consider and act upon a proposal to elect ten Trustees to the Board of Trustees (the “Proposal”) and to transact such other business as may properly come before the Meeting or any adjournments thereof.

Shares of the Portfolios are currently sold to segregated asset accounts (“Separate Accounts”) of insurance companies to serve as an investment medium for variable annuity contracts and variable life insurance policies (“Variable

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Contracts”). The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from owners of the Variable Contracts (“Variable Contract Owners”). At the Meeting, Variable Contract Owners of the Trusts will be asked to vote on the election of ten Trustees to the Board of Trustees of each Trust.

The principal business address of Pacific Investment Management Company LLC (“PIMCO”), each Portfolio’s investment adviser and administrator, is 650 Newport Center Drive, Newport Beach, California 92660. The principal business address of PIMCO Investments LLC, each Portfolio’s principal underwriter and distributor, is 1633 Broadway, New York, New York 10019.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of each Portfolio’s shares (“Shares”) will be voted “FOR” the Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Trusts (addressed to the Secretary at the principal executive office of the Trusts, 650 Newport Center Drive, Newport Beach, California 92660). However, attendance at the Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein. Because Shares are held through a variable annuity contract or variable life insurance policy, please consult with your participating Insurance Company regarding your ability to revoke voting instructions after such instructions have been provided.

Variable Contract Owners, who have a voting interest in the Separate Accounts holding shares of the Portfolio, can attend the Meeting and any adjournment or postponement thereof.

The record date for determining shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof has been fixed at the close of business on October 7, 2024 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each Share registered in his or her name. Shares of the Portfolio, which are held by the Separate Accounts, will be voted in accordance with the instructions received from the Variable Contract Owners. The total number of Shares outstanding as of September 30, 2024 for each Portfolio and for each class of each Portfolio is set forth in Exhibit B.

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Please see Exhibit C for more information regarding the beneficial ownership of each Portfolio.

As you hold Shares through a variable annuity contract or a variable life insurance contract, if you do not vote your Shares or do not give specific voting instructions for your Shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your Insurance Company specific instructions as to how you want your Shares to be voted.

Shareholders can find important information about the PIMCO Variable Insurance Trust in the annual report dated December 31, 2023, which previously has been furnished to shareholders and semi-annual financial and other information dated June 30, 2024. Shareholders can find important information about the PIMCO Equity Series VIT in the annual report dated December 31, 2023, which previously has been furnished to shareholders and semi-annual financial and other information dated June 30, 2024. Shareholders may request a copy of these reports by writing to each Trust at the above address, by calling the appropriate telephone number above or online at http://pimco.com/pvit.

PROPOSAL: ELECTION OF TEN TRUSTEES TO THE BOARD OF TRUSTEES

The purpose of this Proposal is to elect ten nominees to the Board of Trustees, three of whom do not currently serve as Trustees of the Trust. The nominees for election to the Board of Trustees are Peter G. Strelow, Kimberley G. Stafford, Michael J. Berchtold, Jennifer Holden Dunbar, Kym M. Hubbard, Gary F. Kennedy, Anne K. Kratky, Steven Lipiner, Peter B. McCarthy and Ronald C. Parker. Messrs. Berchtold, Kennedy, Lipiner, McCarthy and Parker as well as Mses. Dunbar, Hubbard and Kratky are not “interested persons” of each Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustee Nominees”). Each of the Independent Trustee Nominees was recommended for nomination by the Governance and Nominating Committee, which is comprised solely of Trustees who are not “interested persons” of each Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”). All of the nominees were then approved by the Governance and Nominating Committee of the Board of Trustees and by the Board of Trustees.

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Each of the nominees has consented to serve, or to continue to serve in the case of Messrs. Strelow, Kennedy, McCarthy and Parker as well as Mses. Stafford, Dunbar and Hubbard as a Trustee. The Board of Trustees knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Trustees may recommend. With respect to Ms. Kratky and Messrs. Berchtold and Lipiner, their service as a Trustee will be effective January 1, 2025 if duly elected.

At the Meeting, the nominees are to be elected, each to serve for a term of indefinite duration and until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal (as provided in each Trust’s Declaration of Trust) or death. It is the intention of the persons named as proxies in the enclosed proxy to vote the Shares covered thereby for the election of the ten nominees named above, unless the proxy contains contrary instructions.

The Declaration of Trust for each Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trusts will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of Trustees holding office have been elected by shareholders; or (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by shareholders, that vacancy may only be filled by a vote of the shareholders.

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Nominees and Trustees

Basic information concerning the nominees is set forth below. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, California 92660.

Name and Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Nominees[1]
Peter G. Strelow (1970)	Chairman of the Board and Trustee	05/2017 to present; Chairman of the Board 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	162	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust and PIMCO Equity Series.
Kimberley G. Stafford (1978)	Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	162	Trustee, PIMCO Funds, PIMCO ETF Trust and PIMCO Equity Series.

(1)	Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

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Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustee Nominees
Michael J. Berchtold (1963)	N/A	N/A	Founder and Chief Executive Officer, Berchtold Capital Partners (business consulting) (2013-present)	162	Director, The New Home Company (2014-2021)

Jennifer Holden Dunbar (1963)	Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (2005-2021); and Partner, Leonard Green & Partners, L.P.	162	Trustee, PIMCO Funds, PIMCO ETF Trust and PIMCO Equity Series; Director, PS Business Parks (2009-2022); Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957)	Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	162	Trustee, PIMCO Funds, PIMCO ETF Trust and PIMCO Equity Series. Director, State Auto Financial Corporation (2016-2022).

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Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee During the Past 5 Years
Gary F. Kennedy (1955)	Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (2003-2014).	162	Trustee, PIMCO Funds, PIMCO ETF Trust and PIMCO Equity.

Anne K. Kratky (1961)	N/A	N/A	Formerly, Deputy Chief Risk Officer, GE Capital; Chief Credit Officer, GE Capital.	162	Trustee of PIMCO Flexible Real Estate Income Fund; Director of PIMCO Capital Solutions BDC Corp.

Steven Lipiner (1960)	N/A	N/A	Formerly, Chief Operating Officer of State Street Global Advisers (2022-2023); Chief Financial Officer of State Street Global Advisers (2015-2022)	162	None

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Name and Year of Birth*	Position Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex** Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee During the Past 5 Years
Peter B. McCarthy (1950)	Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	162	Trustee, PIMCO Funds, PIMCO ETF Trust and PIMCO Equity Series.

Ronald C. Parker (1951)	Lead Independent Trustee	07/2009 to present; Lead Independent Trustee 02/2017 to present	Chairman and Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation	162	Lead Independent Trustee, PIMCO Funds, PIMCO ETF Trust and PIMCO Equity Series.

(†)	Trustees serve for a term of indefinite duration and until their successors are duly elected and qualified.
(*)	The information for the individuals listed is as of September 30, 2024.
(**)

The term “Fund Complex” as used herein includes each series of the Trusts and each series of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust. The nominees have also been nominated to the Board of Trustees of PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust.

Qualifications of Nominees

Each nominee was nominated to join the Board based on a variety of factors, none of which, by itself, was a controlling factor. The Board has concluded that, based on each nominee’s experience, qualifications, attributes and skills, on an individual basis and in combination with those of other

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nominees, each nominee is qualified to serve as a Trustee of the Trusts. Among the attributes common to all the nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, PIMCO, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Trustees. A nominee’s ability to perform his or her duties effectively may have been attained through the nominee’s business and/or public service positions, and through experience from service as a Trustee of the Trusts, public companies, non-profit entities or other organizations. Each nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences.

The following is a summary of qualifications, experiences and skills of each nominee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Mr. Strelow’s position as a Managing Director and Co-Chief Operating Officer of PIMCO, his former positions as Chief Administrative Officer of PIMCO and as President of the Trusts, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds, give him valuable experience with the day-to-day management of the Trust as well as other funds within the fund complex, enabling him to provide essential management input to the Board.

Ms. Stafford’s position as a Managing Director of PIMCO and as a Member of its Executive Committee give her valuable experience with the day-to-day management of the operation of the Trust as well as other funds within the fund complex, enabling her to provide essential management input to the Board.

Mr. Berchtold has financial experience as the Founder and Chief Executive Officer of Berchtold Capital Partners, a strategic and business consulting firm. He also served in various senior leadership roles in corporate finance and investment banking at a global financial services firm. Additionally, Mr. Berchtold has gained relevant experience from his service on the board of directors of a public company.

Ms. Dunbar has financial experience investing and managing private equity fund assets. Additionally, Ms. Dunbar has previously served on the boards of directors of a variety of public and private companies. She currently serves on the boards of directors of one public company. She also has gained relevant

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experience as a Trustee of PIMCO Funds and PIMCO ETF Trust since 2015, and as a Trustee of PIMCO Equity Series since 2016.

Ms. Hubbard has prior financial, operations and management experience as the Global Head of Investments, Chief Investment Officer and Treasurer of a large accounting firm. Additionally, Ms. Hubbard has valuable experience from her service on the board of trustees of PIMCO Fund and PIMCO ETF Trust since 2017, and as a Trustee of PIMCO Equity Series since 2019.

Mr. Kennedy served as general counsel, senior vice president and chief compliance officer for a large airline company. He also has experience in management of the airline company’s corporate real estate and legal departments. Mr. Kennedy has also gained relevant experience as a Trustee of PIMCO Funds and PIMCO ETF Trust since 2015, and as a Trustee of PIMCO Equity Series since 2019.

Ms. Kratky has financial experience as the Deputy Chief Risk Officer and Chief Credit Officer of a financial services company. She also has valuable experience from her service on the board of trustees of the PIMCO Flexible Real Estate Income Fund and board of directors of PIMCO Capital Solutions BDC Corp. since June 2022.

Mr. Lipiner has prior financial, operations and management experience as the Chief Operating Officer and Chief Financial Officer of a large asset management company. He also served in various CFO roles at several global financial services companies. Additionally, Mr. Lipiner has valuable experience from his service on the board of directors of two asset management companies.

Mr. McCarthy has experience in the areas of financial reporting and accounting, including prior experience as Assistant Secretary and Chief Financial Officer of the United States Department of the Treasury. He also served as Deputy Managing Director of the Institute of International Finance, a global trade association of financial institutions. Mr. McCarthy also has significant prior experience in corporate banking. Additionally, Mr. McCarthy has gained valuable experience as a Trustee of PIMCO Funds and PIMCO ETF Trust since 2015 and as a Trustee of PIMCO Equity Series since 2011.

Mr. Parker has prior financial, operations and management experience as the President and Chief Executive Officer of a privately held company. He also has investment experience as the Chairman of a family foundation. He also has valuable experience as a Trustee of PIMCO Funds and PIMCO ETF Trust since 2009, and as a Trustee of PIMCO Equity Series since 2016.

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Trustee and Nominee Ownership of Portfolio Shares

The following table sets forth information describing the dollar range of Shares beneficially owned by each nominee and the aggregate dollar range of shares beneficially owned by them in the same fund family overseen by the nominee as of September 30, 2024.

	Dollar Range of Equity Securities in the Portfolios		Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
	Name of Portfolio	Dollar Range
Interested Nominees
Peter G. Strelow	None	None	Over $100,000
Kimberley G. Stafford	None	None	Over $100,000

Independent Trustee Nominees
Michael Berchtold	None	None	Over $100,000
Jennifer Holden Dunbar	None	None	Over $100,000
Kym M. Hubbard	None	None	Over $100,000
Gary F. Kennedy	None	None	Over $100,000
Anne Kratky	None	None	None
Steven Lipiner	None	None	Over $100,000
Peter B. McCarthy	None	None	Over $100,000
Ronald C. Parker	None	None	Over $100,000

As of September 30, 2024, the Trustees and Officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of the Portfolios.

During the period January 1, 2024 through September 30, 2024, no transactions were entered into by Trustees and nominees as Trustee of the Trusts involving more than 1% of outstanding securities of any class of PIMCO or any of its affiliates.

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Compensation Table

The following table sets forth information regarding compensation received by the Trustees from the Trusts for the fiscal year ended December 31, 2023 and the aggregate compensation paid by the Fund Complex for the fiscal year ended December 31, 2023:

	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees[2]
Interested Trustees[3]
Peter G. Strelow	N/A	N/A	N/A	N/A
Kimberley G. Stafford	N/A	N/A	N/A	N/A
Independent Trustees
Jennifer Holden Dunbar	$70,900	N/A	N/A	$443,000
Kym M. Hubbard	$70,900	N/A	N/A	$443,000
Gary F. Kennedy	$70,900	N/A	N/A	$443,000
Peter B. McCarthy	$73,700	N/A	N/A	$468,000
Ronald C. Parker	$73,700	N/A	N/A	$463,000

(1)	Reflects compensation from the Trusts during the Trusts’ fiscal year ending December 31, 2023.

For their services to PIMCO Variable Insurance Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $34,700, plus $2,580 for each Board of Trustees meeting attended in person, $600 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the Audit Committee chair receives an additional annual retainer of $4,700, and each other committee chair receives an additional annual retainer of $2,400. The Lead Independent Trustee receives an annual retainer of $4,700.

For their services to PIMCO Equity Series VIT, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $1,900, plus $140 for each Board of Trustees meeting attended in person, $600 for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the Audit Committee chair receives an additional annual retainer of $300, and each other committee chair receives an additional annual retainer of $100. The Lead Independent Trustee receives an annual retainer of $300.

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(2)	During the one-year period December 31, 2023, each Trustee also served as a Trustee of PIMCO Funds, PIMCO ETF Trust and PIMCO Equity Series, each a registered open-end management investment company.

For their services to PIMCO Funds, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $185,100, plus $13,820 for each Board of Trustees meeting attended in person, $600 for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the Audit Committee chair receives an additional annual retainer of $25,100, and each other committee chair receives an additional annual retainer of $12,500. The Lead Independent Trustee receives an annual retainer of $25,100.

For their services to PIMCO ETF Trust, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $34,700, plus $2,580 for each Board of Trustees meeting attended in person, $600 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the Audit Committee chair receives an additional annual retainer of $4,700 and each other committee chair receives an additional annual retainer of $2,400. The Lead Independent Trustee receives an annual retainer of $4,700.

For their services to PIMCO Equity Series, each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $38,600, plus $2,880 for each Board of Trustees meeting attended in person, $600 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the Audit Committee chair receives an additional annual retainer of $300, and each other committee chair receives an additional annual retainer of $5,200. The Lead Independent Trustee receives an annual retainer of $5,200.

(3)	Mr. Strelow and Ms. Stafford are interested persons and are compensated by PIMCO, not by the Trust or the Fund Complex.

Shareholder Communications with the Board of Trustees

The Board of Trustees has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board, PIMCO Variable Insurance Trust or PIMCO Equity Series VIT c/o Fund Administration, 650 Newport Center Drive, Newport Beach, California 92660. When writing to the Board, shareholders should identify themselves, the Portfolio or Portfolios they

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are writing about, the firm through which they purchased the Portfolio or Portfolios, the share class they own (if applicable), and the number of Shares held by the shareholder.

The Trust’s Secretary shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Portfolio or is otherwise routine or ministerial in nature.

These procedures shall not apply to any communication from an officer or Trustee of a Portfolio or any communication from an employee or agent of the Portfolio, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, but shall apply to any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or any communication made in connection with such a proposal.

The Board of Trustees has designated management’s representative on the Board, if any, or any officer of the relevant Portfolio, as the full Board’s representative to attend meetings of the Portfolio’s shareholders and to otherwise make himself or herself available to shareholders for communications.

Leadership Structure and Risk Oversight Function

The Board is currently composed of eight Trustees, six of whom are not “interested persons” of the Trust (as that term is defined by Section 2(a)(19) of the 1940 Act) (“Independent Trustees”). The Trustees meet periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities.

Peter G. Strelow, a Managing Director and Co-Chief Operating Officer of PIMCO, and therefore an “interested person” of the Trust, serves as Chairman of the Board. The Board has established four standing committees to facilitate the Trustees’ oversight of the management of the Trust: an Audit Committee, a Valuation Oversight Committee, an Investment Performance Committee and a Governance and Nominating Committee. The scope of each Committee’s

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responsibilities is discussed in greater detail below. Ronald C. Parker is the Lead Independent Trustee of the Trust. The Lead Independent Trustee’s duties and responsibilities include serving as chair of, and leading and facilitating discussions at, executive sessions of the Independent Trustees and acting as chair at Board or Committee meetings in the absence of the Chairman of the Board or other currently-appointed chair; coordinating with the Independent Trustees and the Trust’s management to discuss recommendations for Board meeting agendas; reviewing, and providing input to the Trust’s management as appropriate regarding, whether agenda objectives are being met; and acting generally as spokesperson for the Independent Trustees on external matters, provided that if another Independent Trustee is deemed to be more qualified or better able to address a particular matter, such other Independent Trustee shall serve as spokesperson in connection with such matter. In addition, the Chairs of the Audit Committee, Investment Performance Committee, Governance and Nominating Committee and the Valuation Oversight Committee, each of whom is an Independent Trustee, act as liaisons between the Independent Trustees and the Trust’s management between Board meetings and, with management, are involved in the preparation of agendas for Board and Committee meetings, as applicable.

The Board believes that, as Chairman, Mr. Strelow provides skilled executive leadership to the Trust. Further, the Board believes that an interested Chairman performs an essential liaison function between the Trust and PIMCO, its investment adviser and administrator. The Board believes that its governance structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allocates areas of responsibility among the Committees and the Board in a manner that enhances effective oversight. The Board considered, among other things, the role of PIMCO in the day-to-day management of the Trust’s affairs; the extent to which the work of the Board is conducted through the Committees; the number of portfolios that comprise the Trust and other trusts in the fund complex overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Portfolio, the Trust and the fund complex; and the management, distribution and other service arrangements of each Portfolio, the Trust and the fund complex.

In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, PIMCO and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities. The Trust’s senior officers, including, but

15

not limited to, the Chief Compliance Officer (“CCO”) and Treasurer, PIMCO portfolio management personnel and other senior personnel of PIMCO, the Trust’s independent registered public accounting firm (the “independent auditors”) and personnel from the Trust’s third-party service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

Standing Committees of the Trust

The Trust has a standing Audit Committee that consists of all of the Independent Trustees (Mses. Dunbar and Hubbard and Messrs. Kennedy, McCarthy (Chair) and Parker). The Audit Committee’s responsibilities include, but are not limited to, (i) assisting the Board’s oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, the qualifications and independence of the Trust’s independent auditors, and the performance of such firm; (ii) overseeing the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (iv) acting as liaison between the Trust’s independent auditors and the full Board. The Audit Committee also reviews both the audit and non-audit work of the Trust’s independent auditors, submits a recommendation to the Board of Trustees as to the selection of an independent auditor, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended December 31, 2023, there were four meetings of the Audit Committee.

The Board of Trustees has formed a Valuation Oversight Committee who has been delegated responsibility by the Board for overseeing determination of the fair value of each Portfolio’s portfolio securities and other assets on behalf of the Board in accordance with the Portfolio’s valuation procedures. The Valuation Oversight Committee reviews and approves procedures for the fair valuation of each Portfolio’s portfolio securities and periodically reviews information from PIMCO regarding fair value determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. In certain circumstances as specified in the Trust’s valuation policies, the Valuation Oversight Committee may also determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board of Trustees. The Valuation Oversight Committee consists of Mses. Dunbar, Hubbard (Chair) and Stafford and Messrs. Kennedy, McCarthy, Parker and Strelow. During the fiscal year ended December 31, 2023, there were four meetings of the Valuation Oversight Committee.

16

The Trusts have also formed an Investment Performance Committee, which meets periodically to review and assess the investment performance of each Portfolio. The Investment Performance Committee meets with and receives periodic reports from representatives of the investment adviser or investment manager regarding each Portfolio’s investment objective, strategies, performance and outlook. The Investment Performance Committee consists of Mses. Dunbar (Chair), Hubbard and Stafford and Messrs. Kennedy, McCarthy, Parker, and Strelow. During the fiscal year ended December 31, 2023, there were three meetings of the Investment Performance Committee.

The Trusts also have a Governance and Nominating Committee, which is responsible, among other things, for the promotion of sound governance practices and for the selection and nomination of candidates to serve as Trustees of the Trust. Only Independent Trustees may serve as members of the Governance and Nominating Committee, and the Governance and Nominating Committee currently consists of Messrs. Kennedy (Chair), McCarthy and Parker and Mses. Dunbar and Hubbard.

The Governance and Nominating Committee has a policy in place for considering trustee candidates recommended by shareholders. The Governance and Nominating Committee may consider potential trustee candidates recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act. The Governance and Nominating Committee will not consider submissions in which the Nominating Shareholder is the trustee candidate.

Any shareholder (a “Nominating Shareholder”) submitting a proposed trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of the Trusts having a net asset value of not less than $25,000 during the two-year period prior to submitting the proposed trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect trustees.

All trustee candidate submissions by Nominating Shareholders must be received by each Portfolio by the deadline for submission of any shareholder proposals which would be included in each Portfolio’s proxy statement for the next special meeting of shareholders of each Portfolio.

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Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed trustee nominee to the attention of the Trusts’ Secretary. Notice to the Trusts’ Secretary should be provided in accordance with the deadline specified above and include, (i) the Nominating Shareholder’s contact information; (ii) the number of Portfolio shares which are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the trustee candidate; (iv) the trustee candidate’s contact information, age, date of birth and the number of Portfolio shares owned by the trustee candidate; (v) all information regarding the trustee candidate’s qualifications for service on the Board of Trustees as well as any information regarding the trustee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”), had the trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the trustee candidate would or would not be an “interested person” of each Portfolio, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in each Portfolio’s proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected.

During the fiscal year ended December 31, 2023, there were two meetings of the Governance and Nominating Committee.

The Governance and Nominating Committee charter is attached as Exhibit D.

Trustee Retirement Policy

The Board has in place a retirement policy for all Trustees who are not “interested persons” of the Trusts, as that term is defined in Section 2(a)(19) of the 1940 Act, that seeks to balance the benefits of the experience and institutional memory of existing Trustees against the need for fresh perspectives, and to enhance the overall effectiveness of the Board. No Independent Trustee shall continue service as a Trustee beyond the first Board meeting occurring after his or her 76th birthday, provided that this policy may be waived or modified from time to time at the discretion of the Governance and Nominating Committee. The continued appropriateness of the retirement policy is reviewed from time to time by the Governance and Nominating Committee.

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VOTING AND OTHER INFORMATION

Quorum and Voting Requirements

The holders of one-third of the outstanding shares of the Trust present in person or by proxy shall constitute a quorum at the Meeting. When a quorum is present at any meeting, a majority of the outstanding shares voted shall decide any questions, except that Trustees shall be elected by the affirmative vote of a plurality of the votes cast at such meeting. For purposes of determining the presence of a quorum at the Meeting, abstentions will be treated as Shares that are present.

Insurance Companies will vote Shares held by their Separate Accounts in accordance with the instructions received from the Variable Contract Owners. An Insurance Company also will vote Shares held in the Separate Account for which it has not received timely instructions in the same proportion as it votes Shares held by that Separate Account for which it has received instructions. An Insurance Company whose Separate Account invests in the Portfolio will vote Shares by its general account and its subsidiaries in the same proportion as other votes cast by its Separate Account in the aggregate. As a result, the Trust does not anticipate receiving any broker non-votes on the Proposal, and there exists a possibility that a small number of Variable Contract Owners could determine the outcome of the vote if other Variable Contract Owners fail to vote.

Approval of the Proposal requires the affirmative vote of a plurality of the Shares of each Trust voted in person or by proxy at the Meeting. With respect to the Proposal, votes to ABSTAIN and will have no effect.

PIMCO is sensitive to the health and travel concerns of the Portfolios’ shareholders and the evolving recommendations from public health officials. Due to the difficulties arising from a public health situation (such as the coronavirus known as COVID-19) or any other permissible reason, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the Portfolios will issue a press release announcing the change and file the announcement on the SEC’s EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the Portfolios’ proxy materials. The Portfolios may consider imposing additional procedures or limitations on Meeting attendees or conducting the Meeting as a “virtual” shareholder meeting through the internet or other electronic means in lieu of an in-person meeting, subject to any restrictions imposed by applicable law. If the Meeting will be held virtually in whole or in part, a Portfolio will notify its shareholders of such plans in a timely manner and disclose clear directions as to the logistical details of the “virtual” meeting,

19

including how shareholders can remotely access, participate in and vote at such meeting. The Portfolios plan to announce these changes, if any, at PIMCO.com/literature, and encourage you to check this website prior to the Meeting if you plan to attend. Please note that any shareholder wishing to attend the Meeting in-person is required to comply with any health regulations adopted by federal, state and local governments and/or by PIMCO.

Adjournment

Any meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented at the meeting, either in person or by proxy. Any adjourned session of a meeting of shareholders may be held within a reasonable time without further notice. In the event of such a proposed adjournment, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” the proposal in favor of such an adjournment and will vote those proxies required to be voted “AGAINST” the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

The Board of Trustees, including the Independent Trustees, recommends that shareholders vote “FOR” the Proposal. Unmarked proxies will be so voted.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice of Special Meeting and Proxy Statement will be borne by PIMCO under the terms of the Trusts’ Supervision and Administration Agreements, including the costs of retaining Sodali Fund Services, which are estimated to be approximately $1,752,960. PIMCO will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Shares.

Shareholders may sign and mail the proxy card received with the Proxy Statement or attend the Meeting in person. Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Trusts at 650 Newport Center Drive,

20

Newport Beach, California 92660, or by attending the Meeting and voting in person. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about October 18, 2024. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interview. Such solicitation may be conducted by, among others, officers and regular employees of PIMCO.

With respect to votes recorded by telephone or through the internet, the Trusts will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their Shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Officers of the Trusts

The name, address, position and principal occupations during the past five years of the principal executive officers of the Trusts are listed in Exhibit E.

Independent Registered Public Accounting Firm

Information related to the Portfolios’ Independent Registered Public Accounting Firm is set out in Exhibit F.

Shareholder Proposals

The Trusts do not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trusts at the address set forth on the cover of this Proxy Statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

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OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than the Proposal referred to above, nor has the management of the Trusts any such intention. Neither the proxy holders nor the management of the Trusts is aware of any matters which may be presented by others. If any other business properly comes before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Portfolios’ annual report, Proxy Statement and Notice of Special Meeting will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your Shares are held in a Portfolio account, call the Trusts at 1.888.87.PIMCO. You will receive the additional copy within 30 days after receipt of your request by the Trust. You may also call the Trusts if you are currently receiving individual copies of these documents but wish to receive a single copy in the future. Alternatively, if your Shares are held through a financial institution, please contact the financial institution.

Notice to Insurance Companies

Please advise the Trusts, in care of PIMCO Investments LLC, 1633 Broadway, New York, New York 10019, whether other persons are beneficial owners of Shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the Variable Contract Owners of the respective Shares.

By Order of the Board of Trustees

Ryan G. Leshaw, Secretary

October 10, 2024

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

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Copies of the PIMCO Variable Insurance Trust Annual Report for the fiscal year ended December 31, 2023 and PIMCO Variable Insurance Trust Semi-Annual Report and Other Information for the fiscal period ended June 30, 2024 are available without charge upon request by writing the Trust at 650 Newport Center Drive, Newport Beach, California 92660, telephoning it at (888) 877-4626 or visiting https://www.pimco.com/us/en/pvit.

Copies of the PIMCO Equity Series VIT Annual Report for the fiscal year ended December 31, 2023 and PIMCO Equity Series VIT Semi-Annual Report and Other Information for the fiscal period ended June 30, 2024 are available without charge upon request by writing the Trust at 650 Newport Center Drive, Newport Beach, California 92660, telephoning it at (888) 877-4626 or visiting https://www.pimco.com/us/en/pvit.

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EXHIBIT A

PORTFOLIOS PARTICIPATING IN THE MEETING ON DECEMBER 6, 2024

PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset Portfolio

PIMCO Balanced Allocation Portfolio

PIMCO CommodityRealReturn® Strategy Portfolio

PIMCO Dynamic Bond Portfolio

PIMCO Emerging Markets Bond Portfolio

PIMCO Global Bond Opportunities Portfolio (Unhedged)

PIMCO Global Core Bond (Hedged) Portfolio

PIMCO Global Diversified Allocation Portfolio

PIMCO Global Managed Asset Allocation Portfolio

PIMCO High Yield Portfolio

PIMCO Income Portfolio

PIMCO International Bond Portfolio (Unhedged)

PIMCO International Bond Portfolio (U.S. Dollar-Hedged)

PIMCO Long-Term U.S. Government Portfolio

PIMCO Low Duration Portfolio

PIMCO Real Return Portfolio

PIMCO Short-Term Portfolio

PIMCO Total Return Portfolio

PIMCO EQUITY SERIES VIT

PIMCO StocksPLUS® Global Portfolio

A-1

EXHIBIT B

As of the September 30, 2024, the total number of Shares outstanding for each Portfolio and for each class of each Portfolio is set forth in the table below:

PIMCO VARIABLE INSURANCE TRUST

PORTFOLIO NAME	CLASS	SHARES OUTSTANDING	TOTAL SHARES OUTSTANDING FOR THE PORTFOLIO
All Asset Portfolio	Administrative	6,748,766.44	26,712,990.84
	Advisor	14,446,857.24
	M	4,381,982.46
	Institutional	1,135,384.71

Balanced Allocation Portfolio	Administrative	17,000,581.19	17,000,581.19

CommodityRealReturn® Strategy Portfolio	Advisor	23,609,911.99	67,337,993.67
	Administrative	42,521,379.26
	Institutional	1,120,514.04
	M	86,188.38

Dynamic Bond Portfolio	Institutional	5,405,444.01	9,844,576.82
	Administrative	3,183,073.38
	Advisor	1,234,425.07
	M	21,634.36

Emerging Markets Bond Portfolio	Administrative	9,289,856.23	18,356,852.46
	Advisor	3,895,360.39
	Institutional	5,131,970.57
	M	39,665.26

Global Bond Opportunities Portfolio (Unhedged)	Administrative	9,837,931.71	13,439,160.92
	Institutional	1,034,315.08
	Advisor	2,566,914.13

Global Core Bond (Hedged) Portfolio	Administrative	10,008,111.93	10,008,111.93

Global Diversified Allocation Portfolio	Administrative	214.93	27,583,269.63
	Advisor	27,583,054.70

Global Managed Asset Allocation Portfolio	Administrative	423,959.75	30,255,508.30
	Advisor	29,692,795.84
	Institutional	138,752.71

High Yield Portfolio	Administrative	65,190,269.99	70,584,370.36
	Institutional	2,508,629.58
	Advisor	2,885,470.79

B-1

PORTFOLIO NAME	CLASS	SHARES OUTSTANDING	TOTAL SHARES OUTSTANDING FOR THE PORTFOLIO
Income Portfolio	Administrative	32,323,872.97	77,179,094.18
	Institutional	7,538,341.35
	Advisor	37,316,879.86

International Bond Portfolio (U.S. Dollar-Hedged)	Administrative	9,291,087.09	53,839,541.12
	Advisor	34,472,560.40
	Institutional	10,075,893.63

International Bond Portfolio (Unhedged)	Administrative	1,110,838.58	5,797,493.69
	Advisor	4,679,914.48
	Institutional	6,740.63

Long-Term U.S. Government Portfolio	Administrative	43,214,575.19	56,935,737.84
	Institutional	7,758,029.02
	Advisor	5,963,133.62

Low Duration Portfolio	Administrative	73,077,584.12	147,521,564.63
	Institutional	1,614,520.17
	Advisor	72,829,460.35

Real Return Portfolio	Administrative	75,544,762.81	120,160,655.56
	Institutional	15,175,685.27
	Advisor	29,440,207.48

Short-Term Portfolio	Administrative	24,635,254.57	57,495,841.32
	Institutional	5,036,317.87
	Advisor	27,824,268.89

Total Return Portfolio	Administrative	245,556,149.83	491,959,442.77
	Institutional	32,994,447.86
	Advisor	213,408,845.09

PIMCO EQUITY SERIES VIT

PORTFOLIO NAME	CLASS	SHARES OUTSTANDING	TOTAL SHARE OUTSTANDING OF PORTFOLIO
StocksPLUS ® Global Portfolio	Institutional	4,217,509.25	24,133,577
	Advisor	19,916,067.75

B-2

EXHIBIT C

As of September 30, 2024, the following persons owned of record or beneficially 5% or more of a Portfolio:

PIMCO VARIABLE INSURANCE TRUST

PORTFOLIO NAME	REGISTRATION	PERCENTAGE OF OUTSTANDING SHARES OWNED
Global Bond Opportunities Portfolio (Unhedged)	AUGUSTAR LIFE INSURANCE CO ITS SEPARATE ACCOUNTS ATTN DENNIS TANEY PO BOX 237 CINCINNATI OH 45201-0237	28.48%*

Global Bond Opportunities Portfolio (Unhedged)	NATIONWIDE LIFE INSURANCE COMPANY NWPP ATTN IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	7.33%

Global Bond Opportunities Portfolio (Unhedged)	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION 51 MADISON AVE BSMT 1B NEW YORK NY 10010-1655	6.18%

Global Bond Opportunities Portfolio (Unhedged)	GREAT WEST LIFE & ANNUITY C/O GREAT WEST 8515 E ORCHARD RD # 2T2 ENGLEWOOD CO 80111-5002	11.29%

Global Bond Opportunities Portfolio (Unhedged)	CUNA MUTUAL VARIABLE ANNUITY ACCT CMFG LIFE INSURANCE COMPANY ACCOUNTING OPERATIONS-JEFF SCHIGIE L5910 MINERAL POINT RD MADISON WI 53705-4456	6.04%

Global Bond Opportunities Portfolio (Unhedged)	THRIVENT VARIABLE ANNUITY ACCOUNT I625 FOURTH AVENUE SOUTH MINNEAPOLIS MN 55415-1604	5.84%

PORTFOLIO NAME	REGISTRATION	PERCENTAGE OF OUTSTANDING SHARES OWNED
Total Return Portfolio	ALLIANZ LIFE INS CO OF N AMERICA ATTN FINANCIAL PRODUCTS FINANCIAL 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	11.31%

Total Return Portfolio	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION 51 MADISON AVE BSMT 1B NEW YORK NY 10010-1655	16.14%

Total Return Portfolio	FIDELITY INVESTMENTS LIFE INSURANCE COMPANY 100 SALEM ST # O2N SMITHFIELD RI 02917-1234	8.02%

Total Return Portfolio	PROTECTIVE LIFE INSURANCE COMPANY 2801 HIGHWAY 280 S OFC BIRMINGHAM AL 35223-2488	12.76%

Total Return Portfolio	AMERICAN GENERAL LIFE INSURANCE CO VARIABLE SEPARATE ACCOUNT ATTN VARIABLE PRODUCTS ACCOUNTING 2727-A ALLEN PARKWAY 4-D1 HOUSTON TX 77019-2107	5.9%

Long-Term U.S. Government Portfolio	GE LIFE AND ANNUITYASSURANCE CO ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FLOOR RICHMOND VA 23230-1702	6.36%

Long-Term U.S. Government Portfolio	JEFFERSON NATIONAL LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.16%

PORTFOLIO NAME	REGISTRATION	PERCENTAGE OF OUTSTANDING SHARES OWNED
Long-Term U.S. Government Portfolio	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION 51 MADISON AVE BSMT 1B NEW YORK NY 10010-1655	56.7%

Long-Term U.S. Government Portfolio	TRANSAMERICA LIFE INSURANCE COMPANY EM PRIVATE PLACEMENT INDIVIDUAL VARIABLE ACCT 4410 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499-0001	5.48%

Long-Term U.S. Government Portfolio	THRIVENT VARIABLE ANNUITY ACCOUNT I625 FOURTH AVENUE SOUTH MINNEAPOLIS MN 55415-1604	5.18%

Income Portfolio	JEFFERSON NATIONAL LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	25.78%*

Income Portfolio	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION 51 MADISON AVE BSMT 1B NEW YORK NY 10010-1655	25.55%*

Income Portfolio	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.08%

Income Portfolio	SEPERATE ACCOUNT A OF PACIFIC LIFE INSURANCE COMPANY 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6397	9.04%

PORTFOLIO NAME	REGISTRATION	PERCENTAGE OF OUTSTANDING SHARES OWNED
Income Portfolio	PACIFIC SELECT EXEC SEPARATE ACCOUNT OF PACIFIC LIFE INSURANCE CO 700 NEWPORT CENTER DR NEWPORT BEACH CA 92660-6307	5.92%

Short-Term Portfolio	AUGUSTAR LIFE INSURANCE CO FBO ITS SEPARATE ACCOUNTS ATTN DENNIS TANEY PO BOX 237 CINCINNATI OH 45201-0237	15.49%

Short-Term Portfolio	JEFFERSON NATIONAL LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	14.99%

Short-Term Portfolio	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	21.05%

Short-Term Portfolio	PROTECTIVE LIFE INSURANCE COMPANY 2801 HIGHWAY 280 S OFC BIRMINGHAM AL 35223-2488	13.77%

Short-Term Portfolio	GREAT-WEST LIFE & ANNUITY 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	5.36%

Short-Term Portfolio	MIDLAND NATIONAL LIFE INSURANCE COMPANY 8300 MILLS CIVIC PKWY WDM IA 50266-3833	6.41%

Low Duration Portfolio	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION 51 MADISON AVE BSMT 1B NEW YORK NY 10010-1655	11.7%

PORTFOLIO NAME	REGISTRATION	PERCENTAGE OF OUTSTANDING SHARES OWNED
Low Duration Portfolio	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	22%

Low Duration Portfolio	FIDELITY INVESTMENTS LIFE INSURANCE COMPANY 100 SALEM ST # O2N SMITHFIELD RI 02917-1234	19.35%

Low Duration Portfolio	PROTECTIVE LIFE INSURANCE COMPANY 2801 HIGHWAY 280 S OFC BIRMINGHAM AL 35223-2488	8.17%

Global Diversified Allocation Portfolio	MINNESOTA LIFE INSURANCE COMPANY ATTN: A7-1507 401 ROBERT ST N SAINT PAUL MN 55101-2005	96.59%*

High Yield Portfolio	ALLIANZ LIFE INS CO OF N AMERICA ATTN FINANCIAL PRODUCTS FINANCIAL 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	49.92%*

High Yield Portfolio	GE LIFE AND ANNUITY ASSURANCE CO ATTN VARIABLE ACCOUNTING 6610 W BROAD ST BLDG 3 5TH FLOOR RICHMOND VA 23230-1702	5.8%

High Yield Portfolio	ALLIANZ LIFE OF NEW YORK 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	6.95%

High Yield Portfolio	JEFFERSON NATIONAL LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	8.81%

PORTFOLIO NAME	REGISTRATION	PERCENTAGE OF OUTSTANDING SHARES OWNED
Global Core Bond (Hedged) Portfolio	ALLIANZ LIFE INS CO OF N AMERICA ATTN FINANCIAL PRODUCTS FINANCIAL 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	86.58%*

Global Core Bond (Hedged) Portfolio	ALLIANZ LIFE OF NEW YORK 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	8.56%

International Bond Portfolio (U.S. Dollar-Hedged)	MAC & CO A/C 825938 FBO MODEL PORTFOLIO ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	5.61%

International Bond Portfolio (U.S. Dollar-Hedged)	JEFFERSON NATIONAL LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	8.37%

International Bond Portfolio (U.S. Dollar-Hedged)	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION 51 MADISON AVE BSMT 1B NEW YORK NY 10010-1655	64.13%*

Dynamic Bond Portfolio	JEFFERSON NATIONAL LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	17.31%

Dynamic Bond Portfolio	TRANSAMERICA LIFE INSURANCE COMPANYEM PRIVATE PLACEMENT FMG ACCTG — MS 4410 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499-0001	6.53%

Dynamic Bond Portfolio	TALCOTT RESOLUTION LIFE INSURANCE COMPANY SEPARATE ACCOUNT PO BOX 5051 HARTFORD CT 06102-5051	53.43%*

PORTFOLIO NAME	REGISTRATION	PERCENTAGE OF OUTSTANDING SHARES OWNED
International Bond Portfolio (Unhedged)	JEFFERSON NATIONAL LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	11.25%

International Bond Portfolio (Unhedged)	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	74.86%*

Balanced Allocation Portfolio	ALLIANZ LIFE INS CO OF N AMERICA ATTN FINANCIAL PRODUCTS FINANCIAL 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	87.79%*

Balanced Allocation Portfolio	ALLIANZ LIFE OF NEW YORK 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	12.21%

Emerging Markets Bond Portfolio	ALLIANZ LIFE INS CO OF N AMERICA ATTN FINANCIAL PRODUCTS FINANCIAL 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	24.64%

Emerging Markets Bond Portfolio	DELAWARE LIFE INSURANCE COMPANY VARIABLE ACCT F 230 3RD AVE STE 26 WALTHAM MA 02451-7553	6.78%

Emerging Markets Bond Portfolio	JEFFERSON NATIONAL LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	10.53%

Emerging Markets Bond Portfolio	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	6.05%

PORTFOLIO NAME	REGISTRATION	PERCENTAGE OF OUTSTANDING SHARES OWNED
Emerging Markets Bond Portfolio	TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 OF TIAA-CREF LIFE INSURANCE COMPANY ATTN MARJORIE PIERRE-MERRITT SEC 730 3RD AVE 14/41 NEW YORK NY 10017-3206	21.7%

PIMCO All Asset Portfolio	DELAWARE LIFE INSURANCE COMPANY VARIABLE ACCT F 230 3RD AVE STE 26 WALTHAM MA 02451-7553	8.98%

PIMCO All Asset Portfolio	JEFFERSON NATIONAL LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	8.16%

PIMCO All Asset Portfolio	JOHN HANCOCK DISTRIBUTORS USA 200 BERKELEY ST BOSTON MA 02116-5022	10.78%

PIMCO All Asset Portfolio	JOHN HANCOCK LIFE INSURANCE ATTN NEIL CRONIN 200 BERKELEY ST BOSTON MA 02116-5022	5.22%

PIMCO All Asset Portfolio	IDS LIFE INSURANCE COMPANY ATTN MANAGED ASSETS INVESTMENT ACCOUNTING 10468 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474-0001	24.61%

PIMCO All Asset Portfolio	NATIONWIDE LIFE INSURANCE COMPANY NWVAII C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	13.21%

PORTFOLIO NAME	REGISTRATION	PERCENTAGE OF OUTSTANDING SHARES OWNED
CommodityRealReturn® Strategy Portfolio	ALLIANZ LIFE INS CO OF N AMERICA ATTN FINANCIAL PRODUCTS FINANCIAL 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	7.61%

CommodityRealReturn® Strategy Portfolio	LINCOLN NATIONAL LIFE INSURANCE COMPANY 1300 S CLINTON ST FORT WAYNE IN 46802-3506	22.39%

CommodityRealReturn® Strategy Portfolio	FIDELITY INVESTMENTS LIFE INSURANCE COMPANY 100 SALEM ST # O2N SMITHFIELD RI 02917-1234	6.31%

Global Managed Asset Allocation Portfolio	DELAWARE LIFE INSURANCE COMPANY VARIABLE ACCT F ATTN ACCOUNTING CONTROL 1601 TRAPELO RD STE 30 WALTHAM MA 02451-7360	82.19%*

Global Managed Asset Allocation Portfolio	DELAWARE LIFE INSURANCE COMPANY OF NEW YORK VARIABLE ACCT C ATTN ACCOUNTING CONTROL 1601 TRAPELO RD STE 30 WALTHAM MA 02451-7360	9.51%

Real Return Portfolio	ALLIANZ LIFE INS CO OF N AMERICA ATTN FINANCIAL PRODUCTS FINANCIAL 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	10.25%

Real Return Portfolio	AUGUSTAR LIFE INSURANCE CO FBO ITS SEPARATE ACCOUNTS ATTN DENNIS TANEY PO BOX 237 CINCINNATI OH 45201-0237	9.23%

PORTFOLIO NAME	REGISTRATION	PERCENTAGE OF OUTSTANDING SHARES OWNED
Real Return Portfolio	NATIONWIDE LIFE INSURANCE COMPANY NWPP ATTN IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.02%

Real Return Portfolio	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY 1 ORANGE WAY # C1N WINDSOR CT 06095-4773	5.63%

Real Return Portfolio	FIDELITY INVESTMENTS LIFE INSURANCE COMPANY 100 SALEM ST # O2N SMITHFIELD RI 02917-1234	10.19%

Real Return Portfolio	PROTECTIVE LIFE INSURANCE COMPANY 2801 HIGHWAY 280 S OFC BIRMINGHAM AL 35223-2488	14.92%

Real Return Portfolio	TIAA-CREF LIFE SEPARATE ACCOUNT VA-1 OF TIAA-CREF LIFE INSURANCE COMPANY ATTN MARJORIE PIERRE-MERRITT SEC 730 3RD AVE MSC 14/41 NEW YORK NY 10017-3206	7.27%

Real Return Portfolio	THRIVENT VARIABLE ANNUITY ACCOUNT I625 FOURTH AVENUE SOUTH MINNEAPOLIS MN 55415-1604	5.71%

PIMCO EQUITY SERIES VIT

PORTFOLIO NAME	REGISTRATION	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO StocksPLUS® Global Portfolio	ALLIANZ LIFE INS CO OF N AMERICA ATTN FINANCIAL PRODUCTS FINANCIAL 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	93.53%*

*	Entity owned 25% or more of the outstanding shares of beneficial interest of the Portfolio, and therefore may be presumed to “control” the Portfolio, as that term is defined in the 1940 Act.

EXHIBIT D

PIMCO Funds

PIMCO Variable Insurance Trust

PIMCO Equity Series

PIMCO Equity Series VIT

PIMCO ETF Trust

Governance and Nominating Committee Charter

The provisions of this charter apply to each of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO ETF Trust (each of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO ETF Trust a “Fund” and, collectively, the “Funds”).

Committee Membership

The membership of the Governance and Nominating Committee (the “Committee”) for each Fund shall comprise the trustees of the Funds who are not “interested persons” of the Funds, as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”).1 Trustees who are “interested persons” of the Funds shall be in the normal course invited to attend, and participate in discussions at, meetings of the Committee. The chair of the Committee in his or her discretion may from time to time call executive sessions of the Committee and limit meeting attendees to Committee members and other specified persons.

[1]

Consistent with each Fund’s Declaration of Trust and By-Laws, and subject to the provisions of the Investment Company Act of 1940, as amended, applicable laws of the Commonwealth of Massachusetts (with respect to PIMCO Funds), and the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq., as amended (with respect to PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO ETF Trust), to the extent that any provision or requirement of this charter cannot be satisfied as a result of the death, declination to serve, resignation, retirement, removal, incapacity or other reason for a vacancy of one or more trustees, the operation of the relevant provision or requirement shall be suspended (a) for 90 days if (pursuant to the Fund’s Declaration of Trust and applicable law) the vacancy(ies) may be filled by action of the remaining trustees, or (b) for 150 days if (pursuant to the Fund’s Declaration of Trust and applicable law) a vote of the shareholders is required to fill the vacancy(ies).

Mission

•	To provide a forum for members of the Board of Trustees (the “Board”) to address important issues of fund governance.

•	To make recommendations to the full Board to promote sound governance practices.

•

To promote the effective participation of qualified individuals on the Board and its committees and to consider issues regarding Board succession, including the retirement, resignation or removal of trustees, as necessary.

Governance Function

1. The Committee shall consult with Fund management, the Funds’ Chief Compliance Officer, counsel and other consultants, as and when appropriate, to discuss legal and business developments affecting the investment management industry and fund governance with a view to recommend changes to the Board’s and each Fund’s governance practices, as appropriate.

2. The Committee shall consider, be responsible for and implement an annual evaluation process of the Board. Such evaluation process should include, at a minimum, an evaluation of the operation of the various committees of the Board and an evaluation of the number of funds overseen by the trustees.

Nominating Function — Board

1. The Committee shall at times and from time to time make nominations for trustees of the Funds and submit such nominations to the full Board. The Committee shall evaluate candidates’ qualifications for such positions, and, in the case of candidates for independent trustee positions, their independence from the Funds’ investment adviser or investment manager and other principal service providers. Persons selected as independent trustees must not be “interested persons” of the Funds as that term is defined in the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with the investment adviser or investment manager. In determining nominees’ qualifications for Board membership, the Committee shall consider factors which may be delineated in this charter, or a Fund’s bylaws, and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board. In addition, with respect to the PIMCO ETF Trust and the series of PIMCO Equity Series that operate as exchange-traded funds, the Committee shall take into consideration any applicable financial literacy, independence, or other qualifications imposed on members of the Board by applicable listed company standards.

2. The Committee may consider potential trustee candidates recommended by shareholders, provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; and (ii) are not “interested persons” of the Fund or the Fund’s investment adviser or investment manager within the meaning of the 1940 Act. In order for the Committee to evaluate any nominee recommended by a shareholder, potential trustee candidates and nominating shareholders must satisfy the requirements provided in Appendix A to this charter. The Committee shall evaluate trustee nominees submitted by shareholders in the same manner as other nominees, except as set forth in Appendix A.

3. The Committee may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services.

4. The Committee requires that each prospective trustee candidate have a college degree in addition to relevant business experience. In addition, it is the Board’s policy that trustees on the Board may not serve simultaneously in a similar capacity on the board of a registered investment company which is not sponsored or advised by the Funds’ investment adviser or investment manager or its affiliates. The Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability and strong and dedicated commitment of a candidate to attend all meetings and perform his or her Board responsibilities with diligence; (ii) relevant industry and related experience; (iii) educational background; (iv) finance and relevant financial expertise; (v) the candidate’s business abilities, demonstrated quality of judgment and developed expertise; and (vi) diversity of the Board’s composition. For purposes of this Charter, diversity may include race, gender, national origin, differences of viewpoint, professional experience, education, skill and other individual qualities and attributes that contribute to board heterogeneity.

5. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different, but relevant, skills or backgrounds from those already on the Board. In addition, the Committee shall periodically review the Board’s Statement of Trustee Retirement Policy (“Retirement Policy”), and, at such time as any one independent trustee reaches age 74, the Committee Chair shall in the ordinary course initiate a process to identify, and ultimately nominate for appointment or election, independent trustee candidates to maintain the size and composition of the Board in a manner deemed advisable by the Committee.

6. The selection and nomination of independent trustees is exclusively the responsibility of the independent trustees. The interested trustees of each Fund may participate in the process of identifying potential independent trustee candidates and in any related matters, as requested by the independent trustees and to the extent permitted under applicable law.

7. The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Board.

8. The Committee shall periodically review issues related to the succession of officers of the Funds, including the chair of the Board. The chair of the Board shall serve for a term that is not longer than five years from the date of appointment. Upon a vote of the majority of the Trustees, such chair may serve up to two additional consecutive five-year terms. In the event the chair of the Board reaches a term limit with respect to one Fund, such limit shall be applied to the Board of each Fund overseen by the Board.

Nominating Function — Committees

1. The Committee shall make nominations for membership on all committees of the Board and submit such nominations to the full Board, and shall review committee assignments as necessary.

2. The Committee may review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized, subject to applicable law. In connection with such review, the Committee may consult with the Board and Fund management, and shall make recommendations for any action related to such review to the full Board.

Other Powers and Responsibilities

1. The Committee shall normally meet twice yearly prior to the meeting of the full Board in February and November, to carry out its nominating and governance functions, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require. The Committee will prepare minutes or some other record for each meeting, provide them to the Board and maintain them in the records of the Trusts.

2. The Committee shall be responsible for making recommendations to the full Board regarding the retirement, resignation or removal of trustees, in a manner consistent with each Fund’s declaration of trust and by-laws.

3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Funds.

4. The Committee shall review this charter periodically and recommend any changes to the full Board.

5. In recognition of the significant time commitment and responsibility attendant to serving on the Board of the Funds, and to avoid potential conflicts of interest and potential impediments to a trustee devoting necessary attention to Fund matters, it is the policy of the Funds that prior to accepting a position as a board member of any other entity (other than a not-for-profit or charitable entity or closely held family company), an independent trustee will consult with counsel to the independent trustees, regarding the potential board position. Counsel to the independent trustees will in turn consult with the chair of the Committee, the Lead Independent Trustee, and, as necessary, PIMCO and the Committee, to consider and resolve any potential conflicts of interest or other concerns related to the outside board position.

6. Absent actual knowledge to the contrary, each Committee member is entitled to rely upon (i) the integrity and competence of those persons and organizations that render services to the Funds and from whom the Committee receives information or reports and (ii) the accuracy and completeness (both at the time of presentation and on a continuing basis, as appropriate) of the information and reports provided to the Committee by such persons or organizations. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of a Fund under federal and state law.

Committee Chair

1. The Committee shall appoint a chair of the Committee (“Governance Chair”) by a vote of the majority of the members of the Committee. The Governance Chair is encouraged to understand the subtleties of his/her duties as Governance Chair, particularly as differentiated from governance committees of public or private corporations or other public entities.

2. The Governance Chair shall serve until a successor is appointed by the Committee, but in any event, for a term not longer than five years from the date of appointment. Upon a vote of the majority of the members of the Committee, the Governance Chair may serve one additional consecutive five-year term. Such additional term shall be shortened if a five-year term would extend beyond the Governance Chair’s retirement date contemplated by the Board’s Retirement Policy and consistent with Section 4 below.

3. The Committee shall not appoint or re-appoint any member as Governance Chair if the term of such Chair would commence within the lesser of one year or fewer than four (4) upcoming Board meetings of the member’s retirement date directed by the Retirement Policy.

4. No later than the date of the regular Board meeting occurring immediately preceding the Governance Chair’s final regular Board meeting as contemplated by the Retirement Policy, the Governance Chair shall resign as chair of the Committee, effective upon conclusion of such penultimate Board meeting. For the avoidance of doubt, a member of the Committee who is required to resign as Governance Chair under this Section is not required to resign from the Committee, and may continue to serve on the Committee through his or her final regular Board meeting.

5. The Governance Chair may be replaced at any time by a vote of the majority of the members of the Committee (with the Governance Chair recused).

6. For the avoidance of doubt, a member of the Committee who is serving on the Board pursuant to a waiver of the Retirement Policy may not serve as Governance Chair but is not required to resign from the Committee.

Lead Independent Trustee

1. The independent trustees have determined that one independent trustee shall be appointed as the “lead” independent trustee (the “Lead Independent Trustee”) to have the duties and responsibilities as set forth in Section 6 below. The Lead Independent Trustee is not an officer of the Funds and, as such, shall not have management authority or responsibility for the day-to-day operations of the Funds.

2. It is understood that: (i) the Lead Independent Trustee shall not be held to a higher standard of care than the other independent trustees as a result of serving in such position; and (ii) the appointment of a Lead Independent Trustee shall in no way be construed to diminish the powers, privileges or responsibilities of the other trustees.

3. The Lead Independent Trustee shall be appointed by the independent trustees from among their number by majority vote of the independent trustees.

4. The fact that an independent trustee may hold another position on the Board, such as chair of a committee of the Board, or shall have been determined to be an “audit committee financial expert,” shall not make him or her ineligible to serve also simultaneously as Lead Independent Trustee, provided, however, that the Governance Chair shall not also serve as Lead Independent Trustee.

5. In the event of the absence or incapacity of the person appointed as the Lead Independent Trustee, the remaining independent trustees may, by majority vote, appoint another independent trustee to assume temporarily the duties of the Lead Independent Trustee in his or her stead.

6. Except to the extent within the express duties of another committee of the Board or the chair thereof or the chair of the Board, the Lead Independent Trustee shall have the following duties and responsibilities: (i) serve as chair of and lead and facilitate discussions at executive sessions of the independent trustees, and serve as chair of Board or committee meetings in the absence of the currently appointed chair; (ii) coordinate with management and the other independent trustees as he or she deems necessary or appropriate in advance of each Board meeting to review and provide input on the content of the agenda(s) for such Board meeting; (iii) review and provide input to management as he or she deems necessary or appropriate regarding whether the agenda objectives are being met; (iv) in the event that communication by independent trustees is required with: (a) a regulator; (b) the media; (c) Fund shareholders; (d) liability insurance carriers; (e) fund ranking or rating organizations; or (f) similar outside parties, act generally as a spokesperson for the independent trustees as appropriate under the circumstances and in consultation with legal counsel to the independent trustees and the other members of the Board, provided that if another independent trustee is deemed to be more qualified or better able to address a particular matter, such other independent trustee shall act as the primary spokesperson in connection with such matter; and (v) perform such other duties as the independent trustees shall from time to time prescribe, not otherwise inconsistent with the provisions hereof.

7. The independent trustees shall review the description of the role of the Lead Independent Trustee from time to time and make or recommend that the Committee make such changes and modifications hereto as a majority of the independent trustees deems necessary or appropriate.

8. The Lead Independent Trustee shall hold such position at the discretion of the independent trustees, a majority of whom may remove or replace the Lead Independent Trustee in their discretion and with or without cause.

APPENDIX A

Procedures and Eligibility Requirements for

Shareholder Submission of Trustee Candidates

A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

A. Any shareholder (a “Nominating Shareholder”) submitting a proposed trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of a Fund having a net asset value of not less than $25,000 during the two-year period prior to submitting the trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect trustees. The Committee will not consider submissions in which the Nominating Shareholder is the trustee candidate.

B. Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed trustee candidate to the attention of the Fund’s Secretary. Notice to the Fund’s Secretary should be provided in accordance with the deadline specified in the relevant Fund’s Bylaws; and include as specified, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares which are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the trustee candidate; (iv) the trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the trustee candidate; (v) all information regarding the trustee candidate’s qualifications for service on the Board of Trustees as well as any information regarding the trustee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the 1934 Act had the trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected.

C. The Funds do not hold annual or other regular meetings of shareholders for the purpose of electing trustees; therefore, a Fund will accept submissions from Nominating Shareholders on a continuous basis. Proper submissions will be held until such time as the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions or otherwise commences a process to evaluate potential Trustee candidates.

EXHIBIT E

OFFICERS OF THE TRUST

Certain information concerning the Officers of the Trust is set forth below. Information for the Trustees is set forth in the “Proposal” section of the Proxy Statement. The officers are annually elected by the Board of Trustees to serve until his or her successor is duly elected and qualified. The address for each of the individuals listed below is 650 Newport Center Drive, Newport Beach, California 92660.

Officers of the Trust

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Joshua D. Ratner (1976)** President	01/2024 to present	Executive Vice President and Head of Americas Fund and Client Operations; Deputy General Counsel, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present	Executive Vice President and Deputy General Counsel, PIMCO. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO ETF Trust and PIMCO Equity Series. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp. Formerly, Associate, Willkie Farr & Gallagher LLP.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust and PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

Carol K. Chan (1982) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Alyssa M. Creighton (1974) Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Jason R. Duran (1977) Vice President	02/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Michele N. Ellis (1975) Vice President	08/2024 to present	Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible Real Estate Income Fund and PIMCO-Sponsored Closed-End Funds.

Kenneth W. Lee (1972) Vice President	08/2022 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Greg J. Mason (1980)*** Vice President	05/2023 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Colleen P. McLaughlin (1983)*** Vice President	01/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Shiv Narain (1981) Vice President	01/2024 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber (1973) Vice President	05/2022 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Paul T. Wildermuth (1979) Vice President	01/2024 to present	Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Timothy A. Bekkers (1987) Assistant Secretary	08/2024 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, K&L Gates LLP.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Sonia Bui (1989) Assistant Secretary	08/2024 to present	Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Counsel, Wilshire Advisors LLC.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Brandon T. Evans (1982) Deputy Treasurer	01/2024 to present	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown (1967)*** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds, PIMCO Flexible Real Estate Income Fund and PIMCO Capital Solutions BDC Corp.

Laine E. Pacetti (1989) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Jason R. Stern (1979)** Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

Chi H. Vu (1983) Assistant Treasurer	01/2024 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

†

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Access Income Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Dynamic Income Strategy Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
***	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

EXHIBIT F

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106-2197, serves as the independent registered public accounting firm for the Portfolios. PwC provides audit services, tax assistance and consultation in connection with review of SEC and Internal Revenue Service filings.

PwC audited the financial statements of each series of the Trusts for the fiscal years ended December 31, 2023. At a meeting held on February 14, 2024, the Board of Trustees approved by the vote, cast in person, of all of the Trustees, including all of the Independent Trustees, the selection of PwC to audit the financial statements of each series of the PIMCO Variable Insurance Trust and PIMCO Equity Series VIT for the fiscal year ending December 31, 2024.

PwC has audited the financial statements of each Portfolio for its last two fiscal years (as applicable),and has represented that it does not have any direct financial interest or any material indirect financial interest in the Portfolios. Representatives of PwC are not expected to attend the Meeting but will be available by phone and will have the opportunity to make a statement and respond to appropriate questions from shareholders.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by PwC for the last two fiscal years for professional services rendered for: (i) the audit of each of the Portfolio’s annual financial statements included in the Portfolio’s annual report to shareholders; (ii) assurance and related services that are reasonably related to the performance of the audit of each of the Portfolio’s financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation, which includes an annual distribution review; and (iv) aggregate non-audit services provided to the Portfolios, PIMCO and entities that control, are controlled by or under common control with PIMCO that provide ongoing services to the Portfolios (“Service Affiliates”), which include conducting an annual internal control report. No other services were provided to the Portfolios during this period.

F-1

PESVIT

Fiscal Year Ended December 31	Audit Fees	Audit-Related Fees(1)	Tax Fees	All Other Fees(2)	Aggregate Non-Audit Services Provided to the Portfolios and Service Affiliates
2023	$37,201	$—	$—	$—	$28,843,819
2022	$37,096	$—	$1,500	$—	$16,743,682

(1)	There were no “Audit-Related Fees” for the last two fiscal years.
(2)	There were no “All Other Fees” for the last two fiscal years.

PVIT

Fiscal Year Ended December 31	Audit Fees	Audit-Related Fees(1)	Tax Fees	All Other Fees(2)	Aggregate Non-Audit Services Provided to the Portfolios and Service Affiliates
2023	$934,039	$—	$6,000	$—	$28,849,819
2022	$867,309	$—	$11,000	$—	$16,751,682

(1)	There were no “Audit-Related Fees” for the last two fiscal years.
(2)	There were no “All Other Fees” for the last two fiscal years.

The Audit Committee’s policies and procedures require the pre-approval of all audit and non-audit services provided to the Portfolios by the Portfolios’ independent registered public accounting firm. The Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to PIMCO and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Portfolios. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table are for services pre-approved by the Audit Committee. During the periods indicated in the table above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Portfolios’ independent registered public accounting firm to PIMCO and Service Affiliates is compatible with maintaining the independent registered public accounting firm’s independence.

F-2

PVIT_PESVIT_PROXY_120624

VOTE ONLINE 1. Read the proxy statement. 2. Go to: www.proxyvotenow.com/vit 3. Follow the simple instructions.
PO Box 211230, Eagan, MN 55121-9984

VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free: 855-402-0891 3. Follow the simple instructions.

VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided.

– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –  – – – – – – – – –

PIMCO EQUITY SERIES VIT

PIMCO VARIABLE INSURANCE TRUST

PROXY IN CONNECTION WITH THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 6, 2024

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH UNANIMOUSLY RECOMMENDS THAT

YOU VOTE “FOR” THE PROPOSAL

The undersigned shareholder of one or more of the above Trusts (the “Trusts”) hereby appoints each of Ryan Leshaw, Timothy Bekkers and Sonia Bui, collectively or individually, as his or her attorney-in-fact and proxy, each with full power of substitution, for the undersigned to: (i) attend the Joint Special Meeting of Shareholders of the Trusts (the “Special Meeting”) to be held at VEA Newport Beach, 900 Newport Center Drive, Newport Beach, California 92660, on December 6, 2024, beginning at 9:00 A.M. Pacific Time, and at any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Special Meeting. The undersigned acknowledges receipt of the Notice of the Special Meeting, and the accompanying Proxy Statement dated October 10, 2024. The undersigned hereby revokes any prior proxy given with respect to the Special Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. Please refer to the Proxy Statement for a discussion of the Proposal.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable Sign in the box above

Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED BELOW AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 6, 2024. The Proxy Statement for this Meeting is available at: https://proxyvotinginfo.com/p/VIT2024

This card represents all your accounts with the same registration and address.

YOUR FUNDS	YOUR FUNDS	YOUR FUNDS
Fund Name 1	Fund Name 2	Fund Name 3
Fund Name 4	Fund Name 5	Fund Name 6

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy will be voted “FOR” each of the nominees. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on these matters in their sole discretion.

The Board of Trustees recommends that you vote “FOR” each of the nominees.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK IN AS FOLLOWS: ☒

PROPOSAL

1.	To elect Trustees of each Fund, each to hold office for the term indicated and until his or her successor shall have been elected and qualified;

			FOR	WITHHOLD	FOR ALL
	(01) Peter G. Strelow	(06) Gary F. Kennedy	ALL	ALL	EXCEPT*
	(02) Kimberley G. Stafford	(07) Anne K. Kratky	☐	☐	☐

	(03) Michael J. Berchtold	(08) Steven Lipiner

	(04) Jennifer Holden Dunbar	(09) Peter B. McCarthy

	(05) Kym M. Hubbard	(10) Ronald C. Parker

*Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below.

2.	To transact such other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE TAKE THE TIME TO READ

THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

Change of Address – Please print new address below.	Comments – Please print your comments below.

YOUR SIGNATURE ON THIS CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY

TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE.